EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Zillow Group, Inc. (the “Company”) for the fiscal quarter ended June 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeremy Hofmann, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ JEREMY HOFMANN
Name:	Jeremy Hofmann
Title:	Chief Financial Officer
Date:	August 2, 2023